                                                                     EXHIBIT 4.2

                             IRON AGE CORPORATION



                                 $100,000,000
                   9 7/8% Senior Subordinated Notes Due 2008

                            REGISTRATION AGREEMENT

                                                              New York, New York
                                                                  April 24, 1998

Salomon Brothers Inc
SBC Warburg Dillon Read Inc.
Banque Nationale de Paris
c/o  Salomon Brothers Inc
     Seven World Trade Center
     New York, New York  10048

Ladies and Gentlemen:

          Iron Age Corporation, a Delaware corporation (the "Company"), proposes
                                                             -------
to issue and sell to the purchasers listed above (the "Initial Purchasers"),
                                                       ------------------
upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $100,000,000 in aggregate principal amount of its 9 7/8%
 ------------------
Senior Subordinated Notes due 2008 (the "Notes") (the "Initial Placement").  As
                                         -----         -----------------
an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with the Initial Purchasers, for the benefit of (i) the Initial
                                                        -
Purchasers, (ii) the holders from time to time (including the Initial
             --
Purchasers) of the Notes and (iii) the holders from time to time (including the
                              ---
Initial Purchasers) of the Exchange Notes (as defined below) (in cases (ii) and
(iii) collectively, the "Holders"), as follows:
                         -------

          1.   Definitions. Capitalized terms used herein without definition
               -----------
shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Affiliate" of any specified person means any other person which,
           ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Company" has the meaning set forth in the preamble hereto.
           -------

          "Exchange Notes" means debt securities of the Company identical in all
           --------------
material respects to the Notes (except that the transfer restrictions relating to the Notes shall be eliminated), to be issued under the Indenture or the Exchange Notes Indenture and that would be registered under the Securities Act.

          "Exchange Notes Indenture" means an indenture between the Company and
           ------------------------
the Exchange Notes Trustee, identical in all material respects with the Indenture (except that the transfer restrictions relating to the Notes shall be eliminated).

          "Exchange Notes Trustee" means a bank or trust company reasonably
           ----------------------
satisfactory to the Company and the Initial Purchasers, as trustee with respect to the Exchange Notes under the Exchange Notes Indenture.

          "Exchange Offer" means the proposed offer to the Holders of Transfer
           --------------
Restricted Securities to issue and deliver to such Holders, in exchange for such Transfer Restricted Securities, a like principal amount of the Exchange Notes.

          "Exchange Offer Registration Period" means the period set forth in
           ----------------------------------
Section 2(c)(ii) hereof.

          "Exchange Offer Registration Statement" means a registration statement
           -------------------------------------
of the Company on an appropriate form under the Securities Act with respect to the Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchanging Dealer" means any Holder (which may be an Initial
           -----------------
Purchaser) which is a broker-dealer, electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities, for Exchange Notes.

          "Holders" has the meaning set forth in the preamble hereto.
           -------

          "Holders' Information" means any information included in any
           --------------------
Registration Statement in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein.

          "Indenture" means the Indenture relating to the
           ---------
Notes, dated as of April 24, 1998, between the Company and The Chase Manhattan Bank, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Placement" has the meaning set forth in the preamble hereto.
           -----------------

          "Issue Date" means the date on which the Notes are originally issued.
           ----------

          "Liquidated Damages" has the meaning set forth in Section 7(a) hereof.
           ------------------

          "Losses" has the meaning set forth in Section 6(d) hereof.
           ------

          "Majority Holders" means the holders of a majority of the aggregate
           ----------------
principal amount of notes registered under a Registration Statement.

          "Managing Underwriters" means the investment banker or investment
           ---------------------
bankers and manager or managers that shall administer an underwritten offering.

          "Notes" has the meaning set forth in the preamble hereto.
           -----

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes or the Exchange Notes, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference therein.

          "Purchase Agreement" has the meaning set forth in the preamble hereto.
           ------------------

          "Registration Default" has the meaning set forth in Section 7 hereof.
           --------------------

          "Registration Statement" means any Exchange Offer Registration
           ----------------------
Statement or Shelf Registration Statement that covers any of the Notes or the Exchange Notes pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Shelf Registration" means a registration effected pursuant to Section
           ------------------
3 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 3(b)
           -------------------------
hereof.

          "Shelf Registration Statement" means a "shelf" registration statement
           ----------------------------
of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Notes or Exchange Notes, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Transfer Restricted Security" means each Note until (i) the date on
           ----------------------------                         -
which such Note has been exchanged for a freely transferable Exchange Note in the Exchange Offer, (ii) the date on which such Note has been effectively regis-
                     --
tered under the Securities Act and disposed of in accordance with a Shelf Registration Statement or (iii) the date on which such Note is distributed to
                           ---
the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

          "Trustee" means the trustee with respect to the Notes under the
           -------
Indenture.

          "underwriter" means any underwriter of Notes in connection with an
           -----------
offering thereof under a Shelf Registration Statement.

          2.   Exchange Offer; Resales of Exchange Notes by Exchanging Dealers;
               ----------------------------------------------------------------
Private Exchange.  (a)  The Company shall (i) prepare and, on or prior to 90
----------------                           -
days after the Issue Date, shall file with the SEC the Exchange Offer Registration Statement with respect to the Exchange Offer under the Securities Act and (ii) use its reasonable best
         --
efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or prior to 150 days after the Issue Date.

          (b) As promptly as practicable after the Exchange Offer Registration Statement is declared effective by the SEC but in any event on or prior to 180 days after the Issue Date, the Company shall offer to holders of Transfer Restricted Securities who are not prohibited by any law or policy of the SEC from participating in the Exchange Offer the opportunity to exchange their Transfer Restricted Securities for Exchange Notes. For each Note surrendered to the Company pursuant to the Exchange Offer, the Holder of such Note shall receive an Exchange Note having a principal amount equal to that of the surrendered Note. Interest on each Exchange Note shall accrue from the last interest payment date on which interest was paid on the Note surrendered in exchange thereof or, if no interest has been paid on such Note, from the date of its original issue.

          (c)   In connection with the Exchange Offer, the Company shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) keep the Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Exchange Offer is mailed to the Holders;

          (iii) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

          (iv) comply in all respects with all laws that are applicable to the Exchange Offer.

          (d) As soon as practicable after the close of the Exchange Offer, the Company shall:

          (i) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer;

          (ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

          (iii) cause the Trustee or the Exchange Notes Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Notes Exchange Notes equal in principal amount to the Notes of such Holder so accepted for exchange.

          (e) The Initial Purchasers and the Company acknowledge that, pursuant to interpretations by the SEC's staff of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Exchanging Dealer pursuant to the Exchange Offer in exchange for Notes acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company shall:

          (i)   include the information set forth in (1) Annex A hereto on the
                                                      -
     cover of the Exchange Offer Registration Statement, (2) Annex B hereto in
                                                          -
     the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, (3) Annex C hereto in the
                                                   -
     underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement and (4) Annex D hereto in
                                                            -
     the letter of transmittal delivered pursuant to the Exchange Offer; and

          (ii) use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act during the Exchange

     Offer Registration Period for delivery by Exchanging Dealers in connection with sales of Exchange Notes received pursuant to the Exchange Offer, as contemplated by Section 4(h) below.

          (f) In the event that any Initial Purchaser determines that it is not eligible to participate in the Exchange Offer with respect to the exchange of Notes constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser or the party purchasing Exchange Notes registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Notes, a like principal amount of Exchange Notes. The Company shall use its reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Notes as for Exchange Notes issued pursuant to the Exchange Offer.

          3.   Shelf Registration.  If, (i) because of any change in law or
               ------------------        -
applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2 hereof, (ii)
                                                                             --
for any other reason the Exchange Offer Registration Statement is not declared effective on or prior to 150 days after the Issue Date or the Exchange Offer is not consummated on or prior to 180 days after the Issue Date, (iii) the Initial
                                                               ---
Purchasers so request with respect to Notes not eligible to be exchanged for Exchange Notes in the Exchange Offer or the Initial Purchasers do not receive freely tradeable Exchange Notes in the Exchange Offer, (iv) any applicable law
                                                        --
or interpretations do not permit any Holder of Notes to participate in the Exchange Offer, (v) any Holder (other than an Initial Purchaser) of Notes is not
                 -
eligible to participate in the Exchange Offer or such Holder does not receive freely tradeable Exchange Notes in the Exchange Offer other than by reason of such Holder being an affiliate of the Company (it being understood that the requirement that a participating broker-dealer deliver the Prospectus contained in the Exchange Offer Registration Statement in connection with the sales of Exchange Notes shall not result in such Exchange Notes being not "freely tradeable") or (vi) the Company so elects, then the following provisions
                        --
shall apply:

          (a) The Company shall, at its cost, as promptly as practical, file with the SEC a Shelf Registration Statement relating to the offer and sale of Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement, and thereafter shall use its reasonable best efforts after the date of each such filing to cause such Shelf Registration Statement to be declared effective under the Securities Act; provided, however, that with respect to Exchange Notes received by an
          --------  -------
     Initial Purchaser in exchange for Transfer Restricted Securities constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the staff of the SEC, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of its obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

          (b) If applicable, the Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years after the Issue Date (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed
                       -------------------------
     not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action (i) is required by applicable law or (ii) is taken by
                         -                                    --
     the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(k) hereof, if applicable.

          4.   Registration Procedures.  In connection with any Shelf
               -----------------------
Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

          (a) The Company shall furnish to the Initial Purchasers, prior to the filing thereof with the SEC, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the SEC, such comments as the Initial Purchasers reasonably may propose.

          (b)  The Company shall ensure that (i) any Registration Statement and
                                              -
     any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any
                                                               --
     Registration Statement and any amendment thereto (in either case, other than with respect to Holders' Information) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of
                                            ---
     any Registration Statement,
     and any amendment or supplement to such Prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

          (c) (1) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities covered thereby, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

               (i) when a Registration Statement and any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective; and

              (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information (which advice shall be accompanied by an instruction to suspend the use of such Prospectus until the requisite changes have been made).

          (2) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Notes covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by the Initial Purchasers or any such Holder or Exchanging Dealer, confirm such advice in writing:

               (i) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose (which advice shall be accompanied by an instruction to suspend the use of such Prospectus until the requisite changes have been made);

              (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes or Exchange Notes included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (which advice shall be accompanied by an instruction to suspend the use of such Prospectus until the requisite changes have been made); and

             (iii) of the happening of any event that requires the making of any changes in such Registration Statement or the Prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of such Prospectus until the requisite changes have been made).

          (d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

          (e) The Company shall furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any such Holder so requests in writing, all exhibits (including those, if any, incorporated by reference).

          (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus or any amendment or supplement thereto.

          (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if any such Exchange Dealer so requests in writing, all exhibits (including those, if any, incorporated by reference).

          (h) The Company shall, if required under applicable securities laws, upon prior written request, make available without charge for a period of 90 days after the consummation of the Exchange Offer as many copies of the Prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as any Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a resale of Exchange Notes received by it pursuant to the Exchange Offer; and the Company consents to the use of such Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as aforesaid.

          (i) Prior to the effective date of any Registration Statement, the Company shall use its reasonable best efforts to register or qualify, or cooperate with the Holders of Notes or Exchange Notes included therein and their respective counsel in connection with the registration or qualification of, such Notes or Exchange Notes for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Notes or Exchange Notes covered by such Registration Statement; provided, however, that the Company shall not be required to qualify
     --------  -------
     generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (j) The Company shall cooperate with the holders of Notes or Exchange Notes to facilitate the timely preparation and delivery of certificates representing Notes or Exchange Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Notes or Exchange Notes pursuant to such Registration Statement.

          (k) Upon the occurrence of any event contemplated by Sections 4(c)(1)(ii), 4(c)(2)(i), 4(c)(2)(ii) or 4(c)(2)(iii) hereof during the period in which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file with the SEC a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered by a Holder to purchasers of the Notes or Exchange Notes included therein, such Prospectus shall not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Not later than the effective date of any Registration Statement, the Company shall provide a CUSIP number for the Notes or Exchange Notes to be sold pursuant to such Registration Statement, and provide the applicable trustee with printed certificates for such Notes or Exchange Notes, in a form eligible for deposit with The Depository Trust Company.

          (m) The Company shall use its best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its securityholders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

          (n) The Company shall cause the Indenture or the Exchange Notes Indenture, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

          (o) The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding such Holder and the distribution of such Transfer Restricted Securities as may be required by law to be included in such Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (p) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon, receipt of any notice from the Company pursuant to Sections 4(c)(1)(ii), 4(c)(2)(i), 4(c)(2)(ii) or 4(c)(2)(iii), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended Prospectus contemplated by Section 4(k) or until advised in writing by the Company that the use of the applicable Prospectus may be resumed.

          (q) In the case of any Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take such other actions as the Majority Holders or the Managing Underwriters, if any, shall reasonably request in order to facilitate the registration or the disposition of Notes or Exchange Notes, pursuant to such Shelf Registration Statement.

          (r) In the case of any Shelf Registration Statement, the Company shall
     (i) make reasonably available for inspection by the Holders of the Notes or
      -
     Exchange Notes to be sold thereunder, any underwriter participating in any disposition of Notes or Exchange Notes pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) use reasonable best efforts to cause the Company's
                    --
     officers, directors and employees to supply all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information
                                         --------  -------
     that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and
                                     ---
     warranties to the Holders of Notes registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters, including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and updates
                 --
     thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings;
     (v) obtain "cold comfort" letters and updates thereof from the independent
      -
     certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in such Shelf Registration Statement), addressed to each selling Holder of Notes registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such
                                                             --
     documents and certificates as may be reasonably requested by the Majority Holders and the

     Managing Underwriters, if any, including those to evidence compliance with
     Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this
     Section 4(r) shall be performed at (A) the effectiveness of such Shelf
                                         -
     Registration Statement and each post-effective amendment thereto and (B)
                                                                           -
     each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (s) In the case of any Exchange Offer Registration Statement, the Company shall (i) make reasonably available for inspection by each Initial
                    -
     Purchaser, and any attorney, accountant or other agent retained by such Initial Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;
     (ii) use reasonable best efforts to cause the Company's officers, directors
      --
     and employees to supply all relevant information reasonably requested by such Initial Purchaser or any such attorney, accountant or agent in connection with any such Exchange Offer Registration Statement as is customary for similar due diligence examinations; provided, however, that
                                                       --------  -------
     any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and
                                     ---
     warranties to such Initial Purchaser, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters, including, but not limited to, those set forth in the Purchase

     Agreement; (iv) obtain opinions of counsel to the Company and updates
                 --
     thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Initial Purchaser and its counsel) addressed to such Initial Purchaser, covering such matters as are customarily covered in opinions requested in underwritten offerings; (v)
                                                                           -
     obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in such Exchange Offer Registration Statement), addressed to such Initial Purchaser, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by such Initial Purchaser or its counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by such Initial Purchaser or its counsel; and (vi) deliver such documents and certificates
                                    --
     as may be reasonably requested by such Initial Purchaser or its counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(s) shall be performed at the close of the Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

          5.   Registration Expenses.  The Company shall bear all expenses
               ---------------------
incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the

Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, shall reimburse the Initial Purchasers for the reasonable fees and disbursements of one firm or counsel acting in connection therewith.

          6.   Indemnification and Contribution. (a) In connection with any
               --------------------------------
Registration Statement, the Company agrees to indemnify and hold harmless each Holder of Notes or Exchange Notes covered thereby (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in
Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or in any Prospectus forming a part thereof, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in
                     --------  -------
any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission in any of such documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein.

     This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b) Each Holder of Notes or Exchange Notes covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer) severally and not jointly agrees to indemnify and hold harmless the Company, the directors, officers, employees and agents of the Company and each other person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement shall be in addition to any liability which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) shall not
                                                              -
relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent that such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any
                                                           --
event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified
--------  -------
party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the
                                         -
indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or
                              --
targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel
                     ---
satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the
                                                                     --
indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all lia-bility arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such
               ------
proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the applicable Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial
                         --------  -------
Purchaser or any subsequent Holder of any Note or Exchange Note be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Note, or in the case of an Exchange Note, applicable to the Note which was exchangeable into such Exchange Note, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Notes or Exchange Notes purchased by such underwriter under the applicable Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Notes or Exchange Notes, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement of material fact or omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and shall survive the sale by a Holder of Notes covered by a Registration Statement.

          7.   Liquidated Damages.  (a)  If (i) a Registration Statement is not
               ------------------            -
filed with the SEC on or prior to 90 days after the Issue Date, (ii) the
                                                                 --
Exchange Offer Registration Statement or a Shelf Registration Statement, if applicable, is not declared effective on or prior to 150 days after the Issue Date, (iii) the Exchange Offer is not consummated on or prior to 180 days after
       ---
the Issue Date or (iv) a Shelf Registration Statement is filed and declared
                   --
effective on or prior to 150 days after the Issue Date but shall thereafter cease to be effective or usable (at any time that the Company is obligated to maintain the effectiveness thereof) in connection with resales of Notes or Exchange Notes in accordance with and during the periods specified herein (each such event referred to in clauses (i) through (iv), a "Registration Default"),
                                                       --------------------
the Company shall be obligated to pay liquidated damages ("Liquidated Damages")
                                                           ------------------
to each Holder of Transfer Restricted Securities, during the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to 5c per week per $1,000 principal amount of the Notes constituting Transfer Restricted Securities held by such Holder. The amount of the Liquidated Damages shall increase an additional 5c per week per $1,000 principal amount of the Notes constituting Transfer Restricted Securities for each subsequent 90-day period until the applicable Registration Default has been cured, up to a maximum amount of Liquidated Damages of 20c per week per $1,000 principal amount of Notes constituting Transfer Restricted Securities.

          (b) The Company shall notify the Trustee under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay Liquidated Damages due on the Transfer Restricted Securities by depositing with the paying agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Notes, sums sufficient to pay the Liquidated Damages then due. All accrued Liquidated Damages shall be paid to Holders in the same manner as interest payments on the Notes on semi-annual payment dates which correspond to interest payment dates for the Notes. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the date of the applicable Registration Default. Following the cure of all Registration Defaults, the accrual of Liquidated Damages shall cease.

          8.   Miscellaneous.  (a)  No Inconsistent Agreements.  The Company
               -------------        --------------------------
has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to the Notes or the Exchange Notes that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Notes (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of Exchange Notes); provided, however, that,
                                                      --------  -------
with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Notes are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Notes being sold rather than registered under such Registration Statement.

          (c)  Notices.  All communications hereunder shall be in writing and
               -------
effective only on receipt, and shall be mailed, delivered or sent by fax and confirmed:

          (1) if to a Holder, at the most current address or fax number given by such Holder to the Company in accordance with the provisions of this
     Section 8(c), which address or fax number initially is, with respect to each Holder, the address or fax number of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Brothers Inc;

          (2) if to you, initially at the respective addresses or fax number set forth in the Purchase Agreement; and

          (3) if to the Company, initially at its address or fax number set forth in the Purchase Agreement.

          The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

          (d)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Notes and/or Exchange Notes. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Notes and/or Exchange Notes and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          (e)  Counterparts.  This agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          (f)  Headings.  The section headings herein are for convenience only
               --------
and shall not affect the construction hereof.

          (g)  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES.

          (h)  Severability. In the event that any one or more of the provisions
               ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i)  Notes Held by the Company, etc.  Whenever the consent or approval
               -------------------------------
of Holders of a specified percentage of principal amount of Notes or Exchange Notes is required hereunder, Notes or Exchange Notes, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Notes or Exchange Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes or Exchange Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and you.


                                   Very truly yours,

                                   IRON AGE CORPORATION


                                   By:   /s/ Keith McDonough
                                      -----------------------------------
                                      Name:  Keith McDonough
                                           ------------------------------
                                      Title:  Vice President
                                            -----------------------------


Accepted in New York, New York
April 24, 1998


SALOMON BROTHERS INC


By: __________________________________
    Name:  ___________________________
    Title: ___________________________


SBC WARBURG DILLON READ INC.


By:_______________________________
   Name: _________________________
   Title: ________________________


By:_______________________________
   Name: _________________________
   Title: ________________________


BANQUE NATIONALE DE PARIS


By:_______________________________
   Name: _________________________
   Title: ________________________

                                   Very truly yours,

                                   IRON AGE CORPORATION


                                   By: ___________________________________
                                       Name:  ____________________________
                                       Title: ____________________________


Accepted in New York, New York
April 24, 1998


SALOMON BROTHERS INC


By:   /s/ Steven M. Jones
   -----------------------------------
   Name:  Steven M. Jones
        ------------------------------
   Title:  Managing Director
         -----------------------------


SBC WARBURG DILLON READ INC.


By:_______________________________
   Name: _________________________
   Title: ________________________


By:_______________________________
   Name: _________________________
   Title: ________________________


BANQUE NATIONALE DE PARIS


By:_______________________________
   Name: _________________________
   Title: ________________________

                              Very truly yours,

                              IRON AGE CORPORATION


                              By:______________________
                                 Name: ________________
                                 Title: _______________

Accepted in New York, New York
April 24, 1998


SALOMON BROTHERS INC


By:___________________________
   Name: _____________________
   Title: ____________________

SBC WARBURG DILLON READ INC.


By: /s/ James Stone
   ---------------------------
    Name: James Stone
         ---------------------
    Title: Director
          --------------------

By: /s/ Michael J. Germinaro
   ---------------------------
    Name: Michael J. Germinaro
         ---------------------
    Title: Director
          --------------------

BANQUE NATIONALE DE PARIS


By: __________________________
    Name: ____________________
    Title: ___________________

                              Very truly yours,

                              IRON AGE CORPORATION


                              By:______________________
                                 Name: ________________
                                 Title: _______________

Accepted in New York, New York
April 24, 1998


SALOMON BROTHERS INC


By:______________________
   Name: ________________
   Title: _______________

SBC WARBURG DILLON READ INC.


By: _____________________
    Name: _______________
    Title: ______________


By: _____________________
    Name: _______________
    Title: ______________

BANQUE NATIONALE DE PARIS


By: [SIGNATURE ILLEGIBLE]             [SIGNATURE ILLEGIBLE]
   ----------------------             ---------------------
    Name: _______________
    Title: ______________

                                                                        ANNEX A

          Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Exchange Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business on the ninetieth day after the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

          Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                                                        ANNEX C

                              PLAN OF DISTRIBUTION
                              --------------------

          Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business on the ninetieth day after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until __________, ___, all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.

          The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of 90 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the letter of transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Notes) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

          [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D

                                    Rider A
                                    -------


     CHECK HERE AND COMPLETE THE INFORMATION BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:    __________________
     Address: __________________
              __________________


                                    Rider B
                                    -------


          The undersigned represents that (i) any Exchange Notes to be received
                                           -
by the undersigned shall be acquired in the ordinary course of its business,
(ii) the undersigned has no arrangement or understanding with any person to
 --
participate in the distribution of the Exchange Notes and (iii) the undersigned
                                                           ---
is not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company, or, if it is an affiliate, it shall comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.